SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________


      Date of Report (date of earliest event reported):  JANUARY 17, 2006


                              PSB HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


        WISCONSIN                   0-26480                   39-1804877
     (State or other           (Commission File              (IRS Employer
     jurisdiction of                Number)                 Identification
     incorporation)                                             Number)

                            1905 W. STEWART AVENUE
                               WAUSAU, WI 54401
         (Address of principal executive offices, including Zip Code)

                                (715) 842-2191
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      The following paragraphs describe various matters relating to compensation of executive officers. Except as disclosed below, there were no material amendments to the compensation arrangements with executive officers.

SENIOR MANAGEMENT INCENTIVE COMPENSATION PLAN

      The department and individual performance criteria under the Senior Management Incentive Compensation Plan (the "Incentive Compensation Plan") adopted for the 2005 fiscal year will remain in effect for 2006 and future fiscal years until revised by the Board.

      Department goals vary by officer and consist of various factors relating to the officer's particular job responsibilities, including achievement of targeted (a) department budgeted income and operating expenses, (b) management of past due loans, (c) net loan and deposit growth, (d) investment center performance, including budgeted amounts of gross commissions, (e) fee income,
(f) referral goals, and (g) commercial customer contacts among current and prospective customers.

      Individual goals also vary by officer and the individual's job responsibilities and include achievement of targeted goals pertaining to (a) net loan and deposit growth, (b) management of net charge-offs, (c) bank-wide banking services, (d) management of holding company requirements for internal control of financial reporting, and (e) market analysis.

EXECUTIVE DEFERRED COMPENSATION PLAN

      On January 17, 2006, the Board of Directors (the "Board") of the Company's bank subsidiary (the "Bank") set the deferral and matching contribution percentages for 2006 and subsequent fiscal years under the Executive Deferred Compensation Plan. The maximum deferral (as a percentage of base salary) will be 20%, and the Bank's matching contribution will be 20% of the first 15% of salary deferred.

INCENTIVE DEFERRED BONUS PLAN

      The Board set the maximum bonus opportunity under the Incentive Deferred Bonus Plan for 2006 and subsequent fiscal years at 10% of base salary. Senior vice president or vice presidents of the Bank, including Mr. Cattanach, participate in this plan.



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PSB HOLDINGS, INC.



Date:  January 23, 2006             By:    SCOTT M. CATTANACH
                                           Scott M. Cattanach
                                           Treasurer